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                                                                    EXHIBIT 23.4

The Board of Directors
Hollywood Park, Inc.

  We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Registration Statement.

                                          /s/ KPMG Peat Marwick LLP

Los Angeles, California
September 11, 1996